Exhibit  10.1
 January 25, 2005

 Southern Research Institute
 2000 Ninth Avenue South
 Birmingham, AL  35205
 Attention: Dr. Thomas R. Tice

 Re: Strategic Collaboration Agreement dated January 23, 2002 (the "Agreement") between Carrington Laboratories, Inc. ("Carrington") and Southern Research Institute ("Southern")

 Ladies and Gentlemen:

 As we have discussed, this binding letter agreement (the "Letter") will confirm the understanding of Carrington and Southern regarding the amendment of the Agreement.

 The parties hereby agree to extend the Collaboration Term (as defined in the Agreement) until January 23, 2006, subject to earlier termination of the Agreement in accordance with Article 7 thereof. Notwithstanding such extension of the Collaboration Term, the parties acknowledge and agree that the parties' respective rights and obligations under Article 2 of the Agreement expired as of January 23, 2003 and are of no further force or effect.

 Except as specifically amended by this Letter, the terms and conditions of the Agreement shall remain in full force and effect. This Letter may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. If the foregoing is acceptable to you, please sign and date this Letter in the space provided below and return it to me.

                                    Sincerely,

                                    CARRINGTON LABORATORIES, INC.

                                    By:    /s/ Carlton E. Turner
                                           ---------------------------
                                    Name:  Carlton E. Turner, DSc, PhD
                                           ---------------------------
                                    Title: CEO and President
                                           ---------------------------

 Agreed to and accepted as of the date first set forth above:

 SOUTHERN RESEARCH INSTITUTE

 By:    /s/ F. Reese Frazer III
        ----------------------------
 Name:  F. Reese Frazer III
        ----------------------------
 Title: Executive Director Licensing
        & Strategic Affairs
        ----------------------------